STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2001

STRATUS FUND, INC.

Dear Fellow Shareholders:

The economy has decelerated at a very rapid pace over the past four quarters. Last year at this time, Gross Domestic Product was growing at a 5.50% annual rate. Now growth is barely positive. The industrial side of the economy is clearly in recession. The consumer part of the economy, which makes up two-thirds of total GDP, has remained relatively strong. The game plan going forward is that the consumer will remain optimistic and continue to spend while inventories on the industrial side are worked off. This would set the stage for renewed growth for manufacturing and capital spending.

The Federal Reserve Board began cutting rates feverishly, albeit somewhat belatedly, beginning January 3rd. Five additional rate cuts throughout the first six months of 2001 has brought Fed Funds down from 6.50% to 3.75%, one of the most rapid decreases on record. In the past, a rapid easing of the money supply has been sufficient to revitalize a sluggish economy. Therefore, economic recovery remains a question of when rather than if.

The stock market had to cope with, not only a slowing economy and weakening corporate profits, but the bursting of the bubble in the internet, technology and communications sectors. This has produced a steady flow of bad news that has continued beyond our June 30 fiscal year end. The souring mood on Wall Street produced four quarters of negative returns for the S & P 500 and an even worse performance for the NASDAQ. The Stratus Growth stock fund gave back some of the gains produced over the previous five years. The fund lost 12.76% (institutional)/ 13.10% (retail) but outperformed its primary benchmark, the S & P 500, which lost 14.82% for the twelve-month period.

The strategy employed by the Stratus Growth Fund is to invest primarily in growth stocks selling at reasonable prices. The fund emphasizes large capitalization stocks. Quarter to quarter earnings for stocks held in the fund are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general. Growth at a reasonable price (G.A.R.P.) has not been easy to find over the past year with price earnings ratios at record highs. However, this approach has produced very favorable results over the past five years. The stock market decline has produced more buy ideas recently leading to an optimistic outlook for future returns for the Stratus Growth Fund in the coming year.

The Stratus Government Bond Fund performed well over the last 12 months. The Federal Reserve rate cuts caused the yield curve to steepen dramatically. The fund was positioned well to take advantage of the change in the shape of the yield curve and returned 8.74% (institutional)/ 8.45% (retail) for the year. The fund slightly underperformed its benchmark, the Merrill Lynch U.S. Treasury Intermediate Bond Index, which posted a 9.37% for the year. The slight underperformance can be attributed to an average duration that was less than the Benchmark throughout the year. The strategy for the next year will be duration neutral while maintaining very high credit quality with a large allocation to U.S. Government and U.S. Government Agency securities. In our view, a higher average coupon will allow us to achieve the desired balance between portfolio duration and credit quality.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN                 END OF PERIOD (06/30/01) VALUES
1 YEAR    (12.76%)                    GROWTH INSTITUTIONAL   $26,116.66
5 YEAR     12.10%                     S&P 500                $30,823.13
INCEPTION  13.23%


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN OO
                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX

[GRAPHIC OMITTED]


AVERAGE ANNUAL RETURN                 END OF PERIOD (06/30/01) VALUES
1 YEAR    (13.10%)                    GROWTH RETAIL         $12,639.71
5 YEAR      N/A                       S&P 500               $13,218.93
INCEPTION   6.97%

Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 Investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and Capital gains. Past performance is not predictive of future performance.
Growth Portfolio Institutional Shares for the period Octover 8, 1993 (inceptions) through June 30, 2001.
Growth Portfolio Retail Shares for the period January 7, 1998 (inception) throught June 30, 2001.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND
                MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN         END OF PERIOD (06/30/2001) VALUES
1 YEAR       8.74%            GOVERNMENT SECURITIES INSTITUTIONAL   $14,635.94
5 YEAR       6.04%            II LYNCH US TREASURY INTER-TERM BOND  $15,188.19
INCEPTION    5.05%



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GOVERNMENT SECURITIES RETAIL PORTFOLIO AND
               MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN         END OF PERIOD (06/30/2001) VALUES
1 YEAR       8.45%            GOVERNMENT SECURITIES RETAIL            $11,862.65
5 YEAR        N/A             II LYNCH U.S. TREASURY INTER-TERM BOND  $12,120.13
INCEPTION    5.06%

Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capitals gains. Past performance is not predictive of future performance.
Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2001.
Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2001.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Stratus Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Stratus Fund, Inc. (the "Fund"), including the Growth and Government Securities Portfolios as of June 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with the accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Lincoln, Nebraska
July 20, 2001

                                  STRATUS FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001

                                GROWTH PORTFOLIO

                                                      PERCENT
                                                       OF NET           FAIR
SHARES                   COMMON STOCK - 91.10%         ASSETS           VALUE
------                   ---------------------         ------           -----

             AEROSPACE/DEFENSE                          2.42%
             -----------------
20,000       United Technologies Corp.                               $1,465,200

             ADVERTISING AGENCIES                       1.17%
             --------------------
12,000       TMP Worldwide, Inc.*                                       709,320

             AUTO/TRUCK/PARTS                           2.16%
             ----------------
35,000       Autozone, Inc.*                                          1,312,500

             BROADCASTING/MEDIA                         1.43%
             ------------------
20,000       Comcast Corp.*                                             868,000

             BUILDING MATERIALS/CONSTRUCTION            1.90%
             -------------------------------
33,000       York International Corp.                                 1,155,660

             CHEMICALS                                  1.77%
             ---------
 4,000       Cabot Microelectronics Corp.*                              248,000
25,000       Dow Chemical Company                                       831,250
                                                                      ---------
                                                                      1,079,250

             COMPUTER PRODUCTS                          4.30%
             -----------------
18,000       Emc Corp.*                                                 522,900
15,000       IBM Corp.                                                1,695,000
 8,000       Sun Microsystems, Inc.*                                    125,760
 4,000       Veritas Software Corp.*                                    266,120
                                                                      ---------
                                                                      2,609,780

             COMPUTER SOFTWARE                          6.70%
             -----------------
25,000       AOL Time Warner, Inc.*                                   1,325,000
10,000       Fiserv, Inc.*                                              639,800
25,000       Microsoft Corp.*                                         1,815,000
15,000       Oracle Corp.*                                              285,000
                                                                      ---------
                                                                      4,064,800

             DIVERSIFIED OPERATIONS                     4.26%
             ----------------------
    26       Berkshire Hathaway, Inc. Class A*                        1,804,400
14,000       Danaher Corp.                                              784,000
                                                                      ---------
                                                                      2,588,400

             ELECTRONICS                                4.18%
             -----------
16,000       Applied Materials, Inc.*                                   785,600
14,000       Flextronics International Ltd.*                            365,540
17,000       Intel Corp.                                                497,250
15,000       Texas Instruments, Inc.                                    472,500
10,000       Xilinx, Inc.*                                              412,400
                                                                      ---------
                                                                      2,533,290

                                  STRATUS FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                GROWTH PORTFOLIO

                                                     PERCENT
                                                      OF NET           FAIR
SHARES                                                ASSETS           VALUE
------                                                ------           -----
            FINANCIAL SERVICES                         9.00%
            ------------------
25,000       Citigroup, Inc.                                         $1,321,000
20,000       Freddie Mac                                              1,400,000
25,000       USA Education, Inc.                                      1,825,000
40,000       US Bancorp                                                 911,600
                                                                      ---------
                                                                      5,457,600

            GAS-DISTRIBUTION                           1.63%
            ----------------
40,000       Questar Corp.                                              990,400

            HOUSEHOLD PRODUCTS/WARES                   1.95%
            ------------------------
30,000       Black & Decker Corp.                                     1,183,800

            INSURANCE                                  2.30%
            ---------
30,000       American General Corp.                                   1,393,500

            INTERNET RELATED                           0.40%
            ----------------
 4,000       VeriSign, Inc.*                                            240,040

            MANUFACTURING                              7.13%
            -------------
20,000       Avon Products, Inc.                                        925,600
25,000       General Electric Co.                                     1,218,750
40,000       Tyco International Ltd.                                  2,180,000
                                                                      ---------
                                                                      4,324,350

            MEDICAL SUPPLIES/SERVICE                   5.84%
            ------------------------
30,000       Baxter International, Inc.                               1,470,000
30,000       Cardinal Health, Inc.                                    2,070,000
                                                                      ---------
                                                                      3,540,000

            METALS/MINING                              1.95%
            -------------
30,000       Alcoa, Inc.                                              1,182,000

            OIL COMPANY-INTEGRATED                     5.20%
            ----------------------
18,000       Anadarko Petroleum Corp.                                   972,540
25,000       Exxon Mobil Corp.                                        2,183,750
                                                                      ---------
                                                                      3,156,290

            OIL COMPANY- EXPLORATION                   1.04%
            ------------------------
12,000       El Paso Corp.                                              630,480

                                 JUNE 30, 2001

                                GROWTH PORTFOLIO

                                                       PERCENT
                                                        OF NET          FAIR
 SHARES                                                 ASSETS          VALUE
 ------                                                 ------          -----
              PHARMACUETICAL/MEDICAL                     4.95%
              ----------------------
 40,000       Johnson & Johnson                                      $2,000,000
 25,000       Pfizer, Inc.                                            1,001,250
                                                                      ---------
                                                                      3,001,250

              RETAIL STORE                               5.62%
              ------------
 20,000       Costo Wholesale Corp, Inc.                                821,600
 20,000       CVS Corp.                                                 772,000
 25,000       Lowe's Companies, Inc.                                  1,813,750
                                                                      ---------
                                                                      3,407,350

              SCHOOLS                                    2.80%
              -------
 40,000       Apollo Group, Inc.*                                     1,698,000

              TELECOMMUNICATIONS                         3.35%
              ------------------
 14,000       Amdocs Limited*                                           753,900
 33,000       LSI Logic Corp.*                                          620,400
 30,000       Nokia Corp.                                               661,200
                                                                      ---------
                                                                      2,035,500

              TELECOMMUNICATIONS EQUIPMENT               0.33%
              ----------------------------
 30,000       ADC Telecommunications, Inc.*                             198,000

              TRANSPORTATION                             3.05%
              --------------
100,000       Southwest Airlines Co.                                  1,849,000

              UTILITIES                                  1.27%
              ---------
 25,000       Waste Management, Inc.                                    770,500

              UTILITIES-ELECTRIC                         3.00%
              ------------------
 20,000       Allegheny Energy, Inc.                                    965,000
 22,000       Duke Energy Corp.                                         858,220
                                                                      ---------
                                                                      1,823,220

              Total investment in
              securities (cost $47,379,649)             91.10%      $55,267,480
              Cash equivalents                           8.21%        4,980,490
              Other assets, less liabilities             0.69%          418,050
                                                       --------    ------------
              NET ASSETS                               100.00%      $60,666,020
                                                       ========    ============

*Indicates non-income producing security

                                  STRATUS FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001

                           GOVERNMENT SECURITIES FUND


                                                                  PERCENT
Principal                                                         OF NET              FAIR
  Amount                   U.S. Government Securities             Assets             Value
  ------                   --------------------------             ------             -----


                  Government Agency Bonds                         50.15%
 $1,000,000       Federal Home Loan Bond 6.90% due 8/23/04                      $1,004,375
  2,000,000       Federal Home Loan Bond 6.055% due 10/15/02                     2,044,376
  2,000,000       Federal Home Loan Bond 6.21% due 11/04/04                      2,060,626
  2,000,000       Federal Home Loan Bond 6.08% due 12/22/05                      2,000,078
  3,500,000       Federal Home Loan Bond 5.375% due 5/15/06                      3,489,413
  3,500,000       Federal National Mtg. Assn. 3.65%  due 7/19/01                 3,493,836
  1,000,000       Federal National Mtg. Assn. 5.75%  due 6/15/05                 1,015,261
  2,000,000       Federal National Mtg. Assn. 6.35%  due 6/10/05                 2,073,096
  1,000,000       Federal National Mtg. Assn. 6.90%  due 11/08/05                1,031,250
                                                                                ----------
                                                                                18,212,311

                  TREASURY NOTES/BONDS                            25.42%
                  --------------------
    500,000       U.S. Treasury Note 6.25% due 1/31/02                             507,067
  2,000,000       U.S. Treasury Note 6.625% due 3/31/02                          2,040,912
  3,000,000       U.S. Treasury Note 6.25% due 2/15/03                           3,095,640
  3,000,000       U.S. Treasury Note 5.75% due 8/15/03                           3,083,757
    500,000       U.S. Treasury Note 6.25% due 10/31/01                            504,121
                                                                                 ---------
                                                                                 9,231,497

                  CORPORATE BONDS                                 15.66%
                  ---------------
  1,000,000       Ford Motor Credit 6.70% due 7/16/04                            1,021,463
  1,000,000       General Electric 6.75% due 9/11/03                             1,040,201
  1,000,000       Northern Trust Company 6.625% due 10/01/03                     1,032,118
  1,500,000       Wachovia 6.70% due 6/21/04                                     1,550,705
  1,000,000       Walmart 6.55% due 8/10/04                                      1,040,458
                                                                                 ---------
                                                                                 5,684,945

                  Total investment in
                   securities (cost $32,369,235)                  91.23%        33,128,753
                  Cash equivalents                                 7.68%         2,788,775
                  Other assets, less liabilities                   1.09%           395,885
                                                                 -------       -----------
                  TOTAL NET ASSETS                               100.00%       $36,313,413
                                                                 =======       ===========


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                                 June 30, 2001



                                                                                             GOVERNMENT
                                                                                 GROWTH      SECURITIES
Assets:                                                                        PORTFOLIO     PORTFOLIO
                                                                              ------------- ------------
    Investments in securities, at market value
     (cost $47,379,649 and $32,369,235) (Note 4)                               $55,267,480  $33,128,753
    Cash equivalents                                                             4,980,490    2,788,775
    Accrued interest and dividends receivable                                       45,721      419,530
    Receivable for securities sold                                                 428,056            -
    Receivable for fund shares sold                                                 37,799       34,263
                                                                                ----------   ----------
        Total assets                                                            60,759,546   36,371,321
                                                                                ==========   ==========

LIABILITIES:
    Accrued expenses, including investment
      management and distribution expense payable to
      adviser, administrator and distributor (note 3)                               58,475       27,239
    Commissions payable for fund shares sold                                             6            -
    Payable for fund shares redeemed                                                35,045       30,669
                                                                                   -------       ------
        Total liabilities                                                           93,526       57,908
                                                                                   -------       ------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                             $60,666,020  $36,313,413
                                                                               ===========  ===========

NET ASSETS ARE REPRESENTED BY:
    Capital stock outstanding, at par (note 5)                                      $4,318       $3,649
    Additional paid-in capital                                                  58,455,219   36,022,032
    Accumulated undistributed net investment income                                      -       16,453
    Accumulated net loss on investments                                         (5,681,348)    (488,239)
    Unrealized appreciation (note 4)                                             7,887,831      759,518
                                                                              ------------  -----------
        Total net assets applicable to shares outstanding                      $60,666,020  $36,313,413
                                                                              ============  ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
    Institutional Shares of Capital Stock Outstanding                            4,228,048    3,633,097
    Net Asset Value and offering price per share - Institutional Shares             $14.05        $9.95
                                                                                    ======        =====
    Retail Shares of Capital Stock Outstanding                                      90,379       15,581
    Net Asset Value per share - Retail Shares                                       $13.93        $9.95
    Maximum sales charge (note 3)                                                     0.66         0.31
                                                                                      ----         ----
    Maximum offering price to public                                                $14.59       $10.26
                                                                                    ======       ======

    See accompanying notes to financial statements.


                                     STRATUS FUND, INC.
                                   STATEMENT OF OPERATIONS
                                  YEAR ENDED JUNE 30, 2001




                                                                                 GOVERNMENT
                                                                GROWTH           SECURITIES
                                                               PORTFOLIO          PORTFOLIO
                                                             --------------     --------------
Investment income:
   Dividends                                                      $471,683        $        -
   Interest                                                        299,986         2,143,156
                                                                  --------         ---------
        Total investment income                                    771,669         2,143,156
                                                                  --------         ---------

EXPENSES (NOTE 3):
   Investment advisory fees                                        504,837           175,141
   Administration fees                                             168,304            87,585
   Distribution expenses - Retail Class                              4,640               455
   Accounting                                                       14,803             9,836
   Securities pricing                                                8,605             3,264
   Other operating expenses                                         45,600            24,567
                                                                  --------            ------
       Total expenses                                              746,789           300,848
                                                                  --------           -------
        Net investment income                                      $24,880        $1,842,308
                                                                  ========        ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 4):
   Net realized gain (loss)                                     (4,496,080)           94,601
   Net unrealized (depreciation)
        Beginning of period                                     12,517,289          (229,287)
        End of period                                            7,887,831           759,518
                                                                ----------           -------
          Net unrealized appreciation (depreciation)            (4,629,458)          988,805
                                                                -----------          -------
          Net realized and unrealized gain (loss)
            on investments                                      (9,125,538)        1,083,406
                                                                -----------        ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   ($9,100,658)       $2,925,714
                                                               ============       ==========

   See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 2001 AND 2000

                                                                                              GOVERNMENT
                                                             GROWTH                           SECURITIES
                                                            PORTFOLIO                          PORTFOLIO
                                                --------------------------------  ----------------------------------
                                                   YEAR ENDED      YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                 JUNE 30, 2001    JUNE 30, 2000      JUNE 30, 2001    JUNE 30, 2000
                                                ---------------  ---------------  ---------------  -----------------
Operations:
   Net investment income                              $ 24,880          $ 7,664      $ 1,842,308        $ 1,710,690
   Net realized gain (loss) on investments          (4,496,080)       8,413,170           94,601            (42,576)
   Unrealized appreciation (depreciation)           (4,629,458)      (3,406,433)         988,805           (416,199)
                                                ---------------  ---------------  ---------------  -----------------
        Net increase (decrease) in net assets
          resulting from operations                 (9,100,658)       5,014,401        2,925,714          1,251,915
                                                ---------------  ---------------  ---------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Institutional Class                             26,762            5,966        1,818,361          1,700,612
        Retail Class                                        -                -             7,388             10,454
                                                ---------------  ---------------  ---------------  -----------------
                                                        26,762            5,966        1,825,749          1,711,066
   Net realized gains
        Institutional Class                          7,025,486        9,343,864               -                 -
        Retail Class                                   166,428          197,369               -                 -
                                                ---------------  ---------------  ---------------  -----------------
                                                     7,191,914        9,541,233               -                 -
                                               ---------------  ---------------  ---------------  -----------------
          Total Distributions                        7,218,676        9,547,199        1,825,749          1,711,066
                                                ---------------  ---------------  ---------------  -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from sales                               9,105,602        8,937,426        8,377,982          8,998,648
   Net assets from tax-free exchange (note 6)               -         5,346,056               -           1,879,575
   Payment for redemptions                         (11,498,797)     (10,371,944)      (7,690,698)        (8,538,126)
   Reinvestment of net investment
     income and net realized gain distributions
     at net asset value                              5,953,460        7,742,418        1,633,408          1,523,304
                                                ---------------  ---------------  ---------------  -----------------
        Total increase from capital
          share transactions                         3,560,265       11,653,956        2,320,692          3,863,401
                                                 ---------------  ---------------  ---------------  -----------------
       Total increase (decrease) in net assets     (12,759,069)       7,121,158        3,420,657          3,404,250

NET ASSETS:
   Beginning of period                              73,425,089       66,303,931       32,892,756         29,488,506
                                                ---------------  ---------------  ---------------  -----------------
   End of period                                   $60,666,020      $73,425,089      $36,313,413        $32,892,756
                                                ===============  ===============  ===============  =================


   See accompanying notes to financial statements.

                                             STRATUS FUND, INC.
                                            FINANCIAL HIGHLIGHTS
                            YEARS ENDED JUNE 30, 2001, 2000, 1999, 1998, AND 1997

                                                            GROWTH PORTFOLIO- INSTITUTIONAL CLASS
                                                --------------------------------------------------------------
                                                      2001         2000         1999        1998         1997
                                                      ----         ----         ----        ----         ----
Net asset value:
    Beginning of period                             $17.99       $19.51       $18.53      $17.07       $13.67
                                                    ------       ------       ------      ------       ------
    Income from investment operations:
         Net investment income                        0.01         0.00         0.06        0.11         0.22
         Net realized and unrealized gain (loss)
           on investments                            (2.20)       1.31          2.53        3.45         3.99
                                                     ------       -----        -----       -----        -----
    Total income (loss) from investment operations   (2.19)       1.31          2.59        3.56         4.21
                                                     ------       -----        -----       -----        -----

    Less distributions:
    Dividends from net investment income             (0.01)        0.00        (0.06)      (0.11)       (0.22)
    Distribution from capital gains                  (1.74)       (2.83)       (1.55)      (1.99)       (0.59)
                                                     ------       ------       ------      ------       ------
         Total distributions                         (1.75)       (2.83)       (1.61)      (2.10)       (0.81)
                                                     ------       ------       ------      ------       ------

         End of period                              $14.05       $17.99       $19.51      $18.53       $17.07 (a)
                                                    ------       ------       ------      ------       ------

TOTAL RETURN:                                       (12.76%)       7.52%       16.34%      22.29%        32.6% (a)
                                                   --------       -----       ------      ------        -----

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                   $59,406,608  $71,607,938  $65,011,189 $63,096,914  $46,189,099
    Ratio of expenses to average net assets           1.10%        1.11%        1.05%       0.76%        0.72%
    Ratio of net income (loss) to average net assets  0.04%        0.02%        0.31%       0.18%        1.46%
    Portfolio turnover rate                         153.17%      178.43%      194.23%     137.03%       88.53%

(a) EXCLUDES MAXIMUM SALES LOAD OF 4%

    See accompanying notes to financial statements.



                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 2001, 2000, 1999 AND THE PERIOD
             FROM JANUARY 7, 1998 (COMMENCEMENT OF CLASS SHARES) TO
                                  JUNE 30, 1998


                                                                          GROWTH PORTFOLIO- RETAIL CLASS
                                                           --------------------------------------------------------

                                                                                                    PERIOD ENDED
                                                             2001            2000            1999   JUNE 30, 1998
                                                             ----            ----            ----   -------------
Net asset value:
    Beginning of period                                     $17.93          $19.51         $18.52      $15.86
                                                           -------          -------        -------     ------
    Income from investment operations:
         Net investment income (loss)                        (0.04)          (0.05)          0.00        0.04
         Net realized and unrealized gain (loss)
           on investments                                    (2.20)           1.31           2.47        2.66
                                                             ------           -----          -----       ----
    Total income (loss) from investment operations           (2.24)           1.26           2.47        2.70
                                                             ------           -----          -----       ----

    Less distributions:
    Dividends from net investment income                      0.00            0.00           0.00       (0.04)
    Distribution from capital gains                          (1.76)          (2.84)         (1.48)       0.00
                                                             ------           ------         ------      ----
         Total distributions                                 (1.76)          (2.84)         (1.48)      (0.04)
                                                             ------           ------         ------      ------

         End of period                                      $13.93 (a)      $17.93 (a)     $19.51 (a)  $18.52
                                                            ------           ------         ------      ------

TOTAL RETURN:                                              (13.10%)(a)        7.18% (a)     16.09% (a)  16.89%
                                                           --------           -----         ------      ------

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                           $1,259,412       $1,817,151     $1,292,742    $784,176
    Ratio of expenses to average net assets                  1.40%            1.41%          1.35%       1.50%
    Ratio of net income (loss) to average net assets        (0.26%)          (0.28%)         0.01%       0.13%
    Portfolio turnover rate                                153.17%          178.43%        194.23%     137.03%

(a) EXCLUDES MAXIMUM SALES LOAD OF 4.5%



    See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 2001, 2000, 1999, 1998, AND 1997


                                                        GOVERNMENT SECURITIES PORTFOLIO- INSTITUTIONAL CLASS
                                                   -------------------------------------------------------------

                                                     2001            2000         1999         1998         1997
                                                     ----            ----         ----         ----         ----
Net asset value:
   Beginning of period                              $9.64           $9.79        $9.88        $9.72        $9.64
                                                    -----           -----        -----        -----        -----
   Income (loss) from investment operations:
        Net investment income                        0.52            0.52         0.51         0.51         0.51
        Net realized and unrealized gain (loss)
          on investments                             0.30           (0.15)       (0.09)        0.16         0.08
                                                    -----           ------       ------       -----         ----
   Total income from investment operations           0.82            0.37         0.42         0.67         0.59
                                                    -----           -----        -----        -----         ----

   Less distributions from
        net investment income                       (0.51)          (0.52)       (0.51)       (0.51)       (0.51)
                                                    ------          ------       ------       ------       ------

        End of period                               $9.95           $9.64        $9.79        $9.88        $9.72 (a)
                                                    -----           -----        -----        -----        -----

TOTAL RETURN:                                        8.74%           3.89%        4.33%        7.04%         6.3% (a)
                                                    -----           -----        -----        -----         ----

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period                   $36,158,350     $32,659,584   $29,321,012  $30,367,682  $26,533,869
   Ratio of expenses to average net assets           0.86%           0.85%        0.80%        0.82%        0.71%
   Ratio of net income to average net assets         5.26%           5.35%        5.13%        5.17%        5.21%
   Portfolio turnover rate                         109.69%          30.55%       18.66%        2.07%       27.20%

(A)  EXCLUDES MAXIMUM SALES LOAD OF 3%


   See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 2001, 2000, 1999 AND THE PERIOD
      FROM JANUARY 13, 1998 (COMMENCEMENT OF CLASS SHARES) TO JUNE 30, 1998


                                                               GOVERNMENT SECURITIES- RETAIL CLASS
                                                        ------------------------------------------------

                                                                                          PERIOD ENDED
                                                        2001         2000         1999      JUNE 1998
                                                        ----         ----         ----     ------------
NET ASSET VALUE:
    Beginning of period                                 $9.64        $9.79        $9.89        $9.97
                                                        ------       ------       ------       -----
    Income from investment operations:
         Net investment income                           0.48         0.49         0.48         0.25
         Net realized and unrealized gain/(loss)
           on investments                                0.31        (0.15)       (0.09)       (0.08)
                                                         -----        -----        -----        ----
    Total income from investment operations              0.79         0.34         0.39         0.17
                                                         -----        -----        -----        ----

    Less distributions:
    Dividends from net investment income                (0.48)       (0.49)       (0.49)       (0.25)
                                                         ------       ------       ------      -----
         End of period                                  $9.95 (a)    $9.64 (a)    $9.79 (a)    $9.89
                                                         -----        -----        -----        -----

TOTAL RETURN:                                            8.45% (a)    3.58% (a)    3.96% (a)    1.58%  (a)(b)
                                                         -----        -----        -----        -----

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                         $155,063     $233,172     $167,494     $139,164
    Ratio of expenses to average net assets              1.16%        1.15%        1.10%        1.21% (c )
    Ratio of net income to average net assets            4.96%        5.05%        4.83%        5.49% (c )
    Portfolio turnover rate                            109.69%       30.55%       18.66%        2.07%

(a) EXCLUDES MAXIMUM SALES LOAD OF 3.0%
(b) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(c) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001

1.   ORGANIZATION
     Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2001, the following series are presently authorized and have shares outstanding.

        Growth Portfolio
        Government Securities Portfolio

     Each portfolio has two classes of shares authorized and outstanding:
     Retail and Institutional.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     All securities are valued in accordance with the above noted policies at the close of each business day.

     The Growth Portfolios are authorized to purchase exchange-traded put and call options. At June 30, 2001, the Growth and Portfolio had no such exchange traded options nor were any purchased during the year then ended.

     The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains and losses are determined by specifically identifying the issue sold.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. The Growth Portfolio and the Government Securities Portfolio have unused capital loss carry forwards of approximately $87,000 and $440,000 respectively available for federal income tax purposes at June 30, 2001. The losses begin expiring in 2003. For purposes of Code Section 852(b)(3)(C), the Growth Portfolio hereby designates $6,500,852 as long-term capital gain distributions paid during the taxable year.

     DISTRIBUTION TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declare dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 2001, the average yield on such funds was approximately 5.42%.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained Union Investment Advisors as their exclusive investment adviser and custodian of the Fund's assets (hereinafter, the Adviser).

     The Portfolios pay the following advisory fee rates per annum of their average daily net asset values:

               Portfolio                           Annual Fee Rate
               -----------------------------       ---------------
               Growth                                  .75%
               Government Securities                   .50%

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     The Fund and each of its Portfolios have retained Union Bank & Trust Company (UBATCO) as the custodian of the Fund's investments.

     The Fund and each of its Portfolios have retained Adminisystems, Inc (the Administrator) to act as their transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.

     The Fund has also retained SMITH HAYES Financial Services Corporation (the Distributor) to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio includes a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio includes a maximum sales charge of 3.0%. For sales of all Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Retail shares of each fund will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the fund's shares, however, under no circumstances shall such reimbursement exceed .50% per annum of the fund's average daily net assets. The Distributor received $826 and paid out $645 of this amount as commissions and dealer reallowances. Institutional shares for both portfolios are not charged sales charges or 12b-1 fees.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $679,978, $255,889, and $5,095 for such services. All of the amount paid to the Distributor was to UBATCO under a Dealer Service Agreement.

     At  June  30,  2001,  the  following   accrued   investment   advisory  and
     administrative fees were payable to the Adviser and Administrator.

                                   Payable to   Payable to    Payable to
                                     Adviser   Administrator Distributor  Total
                                     -------   ------------- -----------  -----
     Growth Portfolio                $37,875     $12,650        $320     $50,845
     Government Securities Portfolio  14,906       7,440          43      22,389

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
     Under the terms of the advisory agreement, the Adviser may be obligated to reimburse a Portfolio up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Portfolio, including the Adviser's fee, exceed certain limitations. At June 30, 2001, no expense reimbursement was required.

     In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used SMITH HAYES Financial Services Corporation (SMITH HAYES), a company related through common management, to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to affect trades.

     At June 30, 2001, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                         Shares         Value
                                                      -----------    -----------
        Growth Portfolio Institutional Class              406,082     $5,705,446
        Government Securities Portfolio
          Institutional Class                             337,192      3,355,059

      At June 30, 2001, UBATCO  held, in  nominee name,  the following  in  each
      Portfolio:

                                                         Shares         Value
                                                      -----------    -----------
        Growth Portfolio Institutional Class            4,224,206    $59,350,100
        Growth Portfolio Retail Class                      70,886        987,443
        Government Securities Portfolio
          Institutional Class                           3,632,827     36,146,633
        Government Securities Portfolio Retail Class       14,429        143,567


4.   SECURITIES TRANSACTIONS
     Purchases of securities and proceeds from sales of investments, excluding short-term investments, were as follows for each Portfolio:

                                               Purchases of     Proceeds
                                                Securities     from Sales
                                                ----------     ----------
     Growth Portfolio                          $94,273,598     $99,213,323
     Government Securities Portfolio            26,790,199      25,829,631

                                     STRATUS FUND, INC.
                               NOTES TO FINANCIAL STATEMENTS

4.   SECURITIES TRANSACTIONS (CONTINUED)
     At June 30, 2001, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:


                                                       Aggregate Gross
                                                         Unrealized
                                               Appreciation         Depreciation
                                               ------------         ------------
      Growth Portfolio                          $10,556,403           $2,668,572
      Government Securities Portfolio               759,518                    -


     At June 30, 2001, the cost of investment securities is identical for financial reporting and income tax purposes.

5.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share. The Board of Directors has authorized twenty million shares to be issued in the Growth Portfolio and ten million in the Government Securities Portfolio.

     Transactions in the capital stock of each Portfolio for the year ended June 30, 2001 were as follows:
                                                  Growth             Growth
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
                                           --------------------   -------------
         Transactions in shares:
           Shares sold                         570,606.718         10,359.094
           Shares redeemed                    (699,682.068)       (32,244.941)
           Reinvested dividends                377,251.137         10,913.297
                                               ------------       ------------

              Net increase/(decrease)          248,175.787        (10,972.550)
                                               ============       ============
         Transactions in dollars:
            Dollars sold                       $ 8,928,924           $176,678
            Dollars redeemed                   (10,985,765)          (513,032)
            Reinvested dividends                 5,787,032            166,428
                                                -----------          ---------
              Net increase/(decrease)            3,730,191           (169,926)
                                                ===========          =========

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

5.   CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                Government         Government
                                                Securities         Securities
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
                                           --------------------   -------------
         Transactions in shares:
           Shares sold                         847,805.677          2,296.835
           Shares redeemed                    (767,130.709)       (11,590.998)
           Reinvested dividends                165,429.959            692.586
                                              -------------       ------------

              Net increase/(decrease)          246,104.927         (8,601.577)
                                              =============       ============
         Transactions in dollars:
            Dollars sold                       $ 8,354,895            $23,087
            Dollars redeemed                    (7,578,416)          (112,282)
            Reinvested dividends                 1,626,604              6,804
                                               ------------        -----------

              Net increase/(decrease)            2,403,083            (82,391)
                                               ============        ===========


6.   FUND MERGERS

     On May 26, 2000 the net assets of the Capital Appreciation and Intermediate Government Bond portfolios were reorganized into the Growth and Government Securities portfolios respectively in transactions accounted for as tax free exchanges. The fair value value of the net assets received by the Growth portfolio was $5,346,056, including unrealized appreciation of $650,369. The fair value value of the net assets received by the Government Securities portfolio was $1,879,575, including unrealized depreciation of $8,220.